EXHIBIT 23


                    Consent of Addison, Roberts & Ludwig P.C.

          We  hereby  consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated November 1, 1996 to the Shareholders of Wavetech, Inc. and Subsidiaries, and to the references to our firm under the caption "Experts" in the Prospectus.

                                              /s/ Addison, Roberts & Ludwig P.C.

                                              Addison, Roberts & Ludwig P.C.



Tucson, Arizona
March 12, 1997